Exhibit 99.3

AMENDMENT NO. 7 AND LIMITED FORBEARANCE TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 7 AND LIMITED FORBEARANCE TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of January 18, 2008 (the “Seventh Amendment Effective Date”), by and among (a) Dominion Homes, Inc. (the “Company”), (b) the institutions from time to time (individually a “Lender” and collectively the “Lenders”) party to the Credit Agreement (as defined below) signatory hereto, (c) The Huntington National Bank (“Huntington”) in its separate capacity as administrative agent (with its successors in such capacity, the “Administrative Agent”) for the Lenders and (d) Silver Point Finance, LLC (“Silver Point”) in its separate capacity as senior administrative agent (with its successors in such capacity, the “Senior Administrative Agent”) for the Lenders. This Amendment amends and modifies a certain Third Amended and Restated Credit Agreement dated as of December 29, 2006 (as amended by a certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of January 26, 2007, a certain Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of March 2, 2007, a certain Amendment No. 3 to Third Amended and Restated Credit Agreement dated as of September 11, 2007, a certain Amendment No. 4 to Third Amended and Restated Credit Agreement dated as of September 27, 2007, a certain Amendment No. 5 to Third Amended and Restated Credit Agreement dated as of October 29, 2007 and a certain Amendment No. 6 to Third Amended and Restated Credit Agreement dated as of January 14, 2008, and as further amended, supplemented, restated or otherwise modified to the date hereof, the “Credit Agreement”) by and among (a) the Company, as borrower, (b) the Lenders, as lenders, (c) the Senior Administrative Agent, (d) the Administrative Agent and (e) each of Huntington and Silver Point, each in its separate capacity as an issuing bank under the Credit Agreement (each an “Issuing Bank” and collectively, the “Issuing Banks”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A. As of December 29, 2006, the Company, the Lenders, the Senior Administrative Agent, the Administrative Agent and the Issuing Banks executed and delivered the Credit Agreement setting forth the terms of certain loans, extensions of credit and other financial accommodations to the Company.

B. Certain unwaived Events of Default have occurred and are continuing under the Credit Agreement, including, without limitation, those Events of Default arising under Section 8.13 of the Credit Agreement by reason of the Company’s failure to comply with (i) the Minimum EBITDA covenants contained in Section 8.13(a)(i) and Section 8.13(b)(i) therein for the Fiscal Quarters ended June 30, 2007 and September 30, 2007, (ii) the Minimum Consolidated Gross Profit covenant contained in Section 8.13(a)(iv) therein for the Fiscal Quarters ended June 30, 2007 and September 30, 2007, (iii) the Maximum Leverage Ratio covenant contained in Section 8.13(a)(iii) therein for the Fiscal Quarter ended September 30, 2007, (iv) the Minimum Free Cash Flow covenants contained in Section 8.13(a)(ii) and Section 8.13(b)(ii) therein for the Fiscal Quarter ended September 30, 2007 and (v) the Minimum Net Worth covenants contained in Section 8.13(a)(vi) and Section 8.13(b)(vi) therein for the Fiscal Quarters ended June 30, 2007 and September 30, 2007 (the “Specified Events of Default”). There may be other Defaults or Events of Default of which the Agents and the Lenders are not currently aware.

C. Whereas the Company is entering into an Agreement and Plan of Merger dated as of January 18, 2008 (the “Merger Agreement”) among the Company, Dominion Holdings, Inc., a Delaware corporation (“Parent”), and Dominion Merger Corporation, an Ohio corporation (“Merger Sub”), pursuant to which Parent is acquiring the Company by effecting a merger (the “Merger”) of Merger Sub with and into the Company with the Company being the surviving corporation, which Merger Agreement provides for the payment in certain circumstances of the Company Termination Fee (as such term is defined therein) in lieu of the prepayment fees specified in Sections 3.3(c) and 3.3(d)(ii) under the Credit Agreement.

D. The Company has requested that the Lenders, the Senior Administrative Agent and the Administrative Agent amend and modify certain terms in the Credit Agreement, and the Lenders signatory hereto, the Senior Administrative Agent and the Administrative Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. Limited Forbearance; All Other Rights Reserved. As a result of the Specified Events of Default, Agents and the Lenders, among other things, may exercise at any time and from time to time any and all rights and remedies available to them under the Credit Agreement, the other Loan Documents, applicable law and/or otherwise. Notwithstanding such rights and remedies, all of which are hereby expressly reserved and preserved, during the period from the date hereof through the earlier to occur of (y) June 30, 2008 and (z) the date of termination of the Merger Agreement in accordance with the terms of Section 7.01 therein (such period is referred to herein as the “Forbearance Period”), Agents and Lenders shall forbear from exercising any of their respective rights and remedies under the Credit Agreement, the other Loan Documents and applicable law arising solely as a result of the Specified Events of Defaults. The forbearance provided for herein will terminate immediately and automatically, without further notice to the Company or any other Loan Party, at the end of the Forbearance Period or upon the occurrence of any Event of Default other than the Specified Events of Default, at which time Agents and/or any Lender may immediately, and without further notice or demand to the Company or any other Loan Party, exercise any and all of its respective rights and remedies under the Credit Agreement, the other Loan Documents or at law or in equity. This forbearance shall not be construed as a waiver of any Potential Default or Event of Default (including, without limitation, the Specified Events of Default) nor as an agreement by any Agent or Lender to establish a course of conduct so as to justify an expectation by the Company as to any future forbearances. Notwithstanding the foregoing, each Agent and each Lender hereby expressly reserves all of its remedies, powers, rights and privileges under the Credit Agreement or the other Loan Documents, at law, in equity or otherwise and neither any Agent nor any Lender has any further obligation to make any Loans or otherwise extend credit to the Company under the Credit Agreement.

2. Consent to Change of Control. Notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Documents, but expressly conditioned upon the satisfaction of the terms and conditions of this Amendment, Agents and the Lenders hereby (a) consent to the Merger pursuant to the terms and conditions of the Merger Agreement and (b) agree that the consummation of the Merger pursuant to the Merger Agreement shall be deemed not to be, constitute or give rise to a “Change of Control” (as such term is defined in the Credit Agreement prior to giving effect to this Amendment), and, for all purposes under the Credit Agreement and each of the other Loan Documents, no Default or Event of Default shall arise or be deemed to have arisen as a result thereof.

3. Amendment to Existing Credit Agreement.

(a) Section 3.3, “Voluntary Prepayments/Commitment Reductions,” of the Credit Agreement is hereby amended by adding the following subsection (f) to the end thereof:

“(f) Notwithstanding anything to the contrary contained in this Agreement or any of the Loan Documents, in the event that the Merger Agreement shall have been terminated by Parent pursuant to Section 7.01(g)(iii), (iv) or (v) of the Merger Agreement with respect to any transaction or other specified event with an Excluded Party (as defined in the Merger Agreement) or by the Company pursuant to Section 7.01(h) of the Merger Agreement in order to enter into an Alternative Acquisition Agreement (as defined in the Merger Agreement) with an Excluded Party, the prepayment fees payable under Sections 3.3(c) and 3.3(d) will be limited to the lesser of (i) $6,500,000 and (ii) the aggregate amount of the Term A Loan Applicable Prepayment Premium, the Term B Loan Applicable Prepayment Premium and the Term B Loan Make-Whole Premium.”

(a) Section 14.3, “Defined Terms,” of the Credit Agreement is hereby amended by adding the following definitions thereto:

“Company Termination Fee” shall have the meaning ascribed to such term in the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of January 18, 2008 among the Company, Dominion Holdings, Inc., a Delaware corporation, and Dominion Merger Corporation, an Ohio corporation.

“Parent” means Dominion Holdings, Corp., a Delaware corporation.

4. Conditions of Effectiveness. All provisions of this Amendment shall become effective as of the Seventh Amendment Effective Date, upon satisfaction of all of the following conditions precedent:

(a) The Senior Administrative Agent shall have received duly executed counterparts (with sufficient copies for the Senior Administrative Agent, the Administrative Agent, each of the Lenders and the Company) of this Amendment executed by the Senior Administrative Agent, the Administrative Agent, each of the Lenders and the Company, with the consent of the Guarantors, and such other certificates, instruments, documents, and agreements as may be required by the Senior Administrative Agent, each of which shall be in form and substance satisfactory to the Senior Administrative Agent and its counsel;

(b) The Company shall have paid to the Senior Administrative Agent the outstanding costs, expenses, fees and other amounts payable in accordance with Section 5.1(a) of the Credit Agreement, including the costs and expenses incurred in connection with this Amendment and the documents and transactions contemplated hereby;

(c) The Merger Agreement has been duly executed and delivered and become effective in accordance with its terms and Agent shall have received a copy thereof; and

(d) The representations contained in the immediately following paragraph shall be true and accurate.

5. Representations and Warranties. The Company represents and warrants to the Senior Administrative Agent, the Administrative Agent and each Lender as follows: (a) that after giving effect to this Amendment, each representation and warranty made by or on behalf of the Company and its Subsidiaries in the Credit Agreement and in the other Loan Documents is true and correct in all respects (other than , solely with respect to the Specified Events of Default, the representation in Section 7.11 of the Credit Agreement) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior to the date hereof; (b) the execution, delivery and performance by the Company and each Restricted Subsidiary, if applicable, of this Amendment and the Loan Documents, as the case may be, have been duly authorized by all requisite corporate or organizational action on the part of each such Person and will not violate any Constituent Document of such Person or any applicable law; (c) each of this Amendment and the Loan Documents and the Security Documents has been duly executed and delivered by the Company and each Restricted Subsidiary, as applicable, and each of this Amendment, the Credit Agreement as amended hereby, the Loan Documents and the Security Documents constitutes the legal, valid and binding obligation of such Person, enforceable against each such Person in accordance with the terms thereof; and (d) as of the Seventh Amendment Effective Date, no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default or a Potential Default, other than the Specified Events of Default.

6. Reference to and Effect on the Loan Documents. As of the Seventh Amendment Effective Date, each reference in the Credit Agreement to “Seventh Amended and Restated Credit Agreement,” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lenders, the Senior Administrative Agent or the Administrative Agent may have hereunder or thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the rights of the Lenders, the Senior Administrative Agent or the Administrative Agent under or of any other term or provisions of the Credit Agreement or any Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Lenders, the Senior Administrative Agent or the Administrative Agent.

7. Waiver and Release of All Claims and Defenses. As of the Seventh Amendment Effective Date, the Company hereby forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) the Senior Administrative Agent, the Administrative Agent, each Lender, each Issuing Bank and any successors, assigns, directors, officers, shareholders, agents, employees, advisors and attorneys of any of the foregoing, (ii) the Obligations and (iii) the Collateral, in each instance whether previously or now existing or arising out of or related to any transaction or dealings between the Senior Administrative Agent, the Administrative Agent, any Lender, any Issuing Bank and the Company, any Guarantor or any of them in connection with the Credit Agreement, any Loan Document or this Amendment, which the Company, any Guarantor or any of them may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by the Company, any Guarantor and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim, counterclaim, offset, credit or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release. The Company hereby confirms that, as of the Seventh Amendment Effective Date, it has no Claims or defenses to this Amendment, the other Loan Documents and/or the Obligations, all of which are valid and enforceable according to their terms.

8. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS AMENDMENT ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE PARTIES TO THIS AMENDMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS AMENDMENT OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Senior Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Senior Administrative Agent of an executed counterpart of this Amendment.

10. Costs and Expenses, Indemnity. The Company agrees to pay on demand in accordance with the terms of the Credit Agreement all reasonable costs and expenses of the Senior Administrative Agent and the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Senior Administrative Agent’s counsel and the Administrative Agent’s counsel with respect thereto. The Company agrees to indemnify the Senior Administrative Agent, the Administrative Agent, the Issuing Banks and the Lenders, and each of them and their respective directors, officers, employees, agents, financial advisors, and consultants from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Senior Administrative Agent, the Administrative Agent, the Issuing Banks and the Lenders, or any of them, in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other person or entity with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Amendment, the Credit Agreement or any other Loan Document, whether or not the Senior Administrative Agent, the Administrative Agent, any Issuing Bank or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the party being indemnified, as determined in a final, non-appealable judgment by a court of competent jurisdiction.

11. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

12. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

13. Patriot Act Notice. The Lenders and the Senior Administrative Agent hereby notify the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), they are required to obtain, verify and record information that identifies the

Company, which information includes the name and address of the Company and other information that will allow the Lenders and the Senior Administrative Agent to identify the Company in accordance with the Act.

[Signature pages follow.]

IN WITNESS WHEREOF, the Company, the Senior Administrative Agent, the Administrative Agent and the following Lenders have hereunto set their hands as of the date first set forth above.

THE COMPANY:

DOMINION HOMES, INC.

By:	/s/ William G. Cornely
Its:	Executive V.P.

THE SENIOR ADMINISTRATIVE AGENT:

SILVER POINT FINANCE, LLC

By:	/s/ Frederick H. Fogel
Its:	Authorized Signatory

THE ADMINISTRATIVE AGENT:

THE HUNTINGTON NATIONAL BANK

By:	/s/ Frederick G. Hadley
Its:	Senior Vice President

Signature Page to Amendment No. 7 to Third Amended and Restated Credit Agreement

THE LENDERS:

SILVER OAK CAPITAL, L.L.C.

By:	/s/ Joseph R. Wekselblatt
Its:	Manager

FIELD POINT I, LTD.

By:	/s/ Frederick H. Fogel
Its:	Authorized Signatory

FIELD POINT II, LTD.

By:	/s/ Frederick H. Fogel
Its:	Authorized Signatory

SPCP GROUP, LLC

By:	/s/ Frederick H. Fogel
Its:	Authorized Signatory

BROAD POINT I, B.V.

By:	/s/ Frederick H. Fogel
Its:	Authorized Signatory

Signature Page to Amendment No. 7 to Third Amended and Restated Credit Agreement

CONSENT OF GUARANTORS

Each of the undersigned, being a guarantor of the Company’s indebtedness to the Lenders pursuant to certain guaranty agreements executed and delivered to the Senior Administrative Agent, hereby consents and agrees to be bound by the terms, conditions and execution of the foregoing Amendment and hereby further agrees that (i) each of their obligations shall be continuing as provided in said guaranty agreements, and (ii) said guaranty agreements shall remain as written originally and continue in full force and effect in all respects. As of the Seventh Amendment Effective Date, each Guarantor further hereby forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) the Senior Administrative Agent, the Administrative Agent, each Lender, each Issuing Bank and any successors, assigns, directors, officers, shareholders, agents, employees and attorneys of any of the foregoing, (ii) the Obligations, and (iii) the Collateral, in each instance whether previously or now existing or arising out of or related to any transaction or dealings between the Senior Administrative Agent, the Administrative Agent, any Lender, any Issuing Bank and the Company, any Guarantor or any of them in connection with the Credit Agreement, any Loan Document or this Amendment, which the Company, any Guarantor or any of them may have or may have made at any time up through and including the date of the above Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by the Company, any Guarantor and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim, counterclaim, offset, credit or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release. Each of the undersigned hereby confirms that, as of the Seventh Amendment Effective Date, it has no Claims or defenses to this Amendment, the other Loan Documents and/or the Obligations.

DOMINION HOMES OF KENTUCKY GP, LLC		DOMINION HOMES REALTY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Vice President	Its:	Vice President

ALLIANCE TITLE AGENCY OF LLC		RESOLUTION PROPERTY COMPANY, KENTUCKY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Vice President	Its:	Vice President

Signature Page to Amendment No. 7 to Third Amended and Restated Credit Agreement

PRESERVE AT RACCOON CREEK, LLC By:Dominion Homes, Inc., its sole member		TANGLEWOOD INVESTMENT COMPANY LLC By:Dominion Homes, Inc., its sole member

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Executive V.P.	Its:	Executive V.P.

TANGLEWOOD DEVELOPMENT COMPANY LLC		DOMINION HOMES OF KENTUCKY, LTD.
		By:	Dominion Homes of Kentucky GP, LLC, its general partner

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Executive V.P.	Its:	Executive V.P.

Signature Page to Amendment No. 7 to Third Amended and Restated Credit Agreement